THE BREMER FUNDS
Supplement dated June 16, 2004
to Prospectus dated January 28, 2004

The following statement supplements the information in the Prospectus under the heading “Management of the Funds:”

Effective June 16, 2004, Timothy M. Johnson resigned from the Investment Adviser and will no longer serve as portfolio co-manager of the Bond Fund. James B. McCourtney will continue as the sole manager of the Bond Fund.

Please retain this Supplement with your
Prospectus for future reference.